                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-8544

                                 FPA FUNDS TRUST
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  MARCH 31

Date of reporting period:  SEPTEMBER 30, 2003

Item 1.           Report to Stockholders.

FPA CRESCENT FUND

SEMI-ANNUAL REPORT


FPA FUNDS TRUST

[FP LOGO]

DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064

38870                                                   SEPTEMBER 30, 2003

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     The third quarter further extended the 2003 stock market rally. Crescent performed admirably for the quarter and year-to-date increasing 4.73% and 17.37%, respectively. Small-cap stocks (and technology stocks, in particular) have led the charge as evidenced by the 28.58% and 33.80% year-to-date returns seen by the small-cap Russell 2000 and the technology-laden Nasdaq indexes. Larger companies have not fared as well but who would not be happy with the S&P 500 nine-month return of 14.72%?

     We find oilfield services to be one of the more attractive sectors in the stock market today. We first committed capital to this part of the energy space a couple of years ago. Our original investments flourished but have since fallen from their peaks. The National Petroleum Council's recent study points to the natural gas supply constraints that exist today. "Natural gas productive capacity from accessible basins in the United States and Western Canada has reached a plateau."(1) A 75% decline in land rigs over the last twenty years means less access to the gas. Demand for natural gas continues to increase (from 16 trillion cubic feet used in 1986, to 23 trillion in 2003). Meanwhile, the number of drilling rigs required to get the gas out of the ground has doubled in the last decade.(2) More drilling rigs are required. Companies will neither build them nor operate them unless the "day rates" allow enough of a return on capital to justify making the investment. As a result, we believe that we will see a higher level of natural gas prices in the coming decade than in the past. We have increased our investments to a number of companies, including Patterson-UTI Energy, National-Oilwell, GlobalSantaFe, and ENSCO International. These companies currently represent 13.1% of the portfolio, but our current net exposure is 12.2% as we have shorted other natural gas companies that we believe have less upside as a partial hedge against the position.

     We are pleased but not complacent with our role as stewards of your capital. For the part of our focus that is on protecting your investment, your total return will be hurt in periods of rising stock prices. As an example, the 9% of the portfolio that we have sold short has lost money thus far in 2003. Hedging has its costs. On the other hand, paying for fire insurance for your home costs you in a year that your house does not catch fire, but would you live without it? As stock prices rise, hedging costs are effectively declining as we have greater opportunity to sell securities short that are trading at higher prices. We look to sell premium. A stock that we believe is worth $12 is a better short at $25 than it is at $20. We view our shorting of securities as some small bit of portfolio insurance, but not a panacea. Some may penalize us for not seeking to maximize return in a rising market. Optimal return given sound risk management is. Survivors write the history books. We do not want to be a footnote in someone else's historical narrative of the turn of the millennium financial markets. We intend to be the authors.

     The shorting of securities is just part of our total view of risk management. Buying securities at sizeable discounts to intrinsic value, waiting for a good investment rather than biding time with a mediocre one, and using other asset classes such as distressed debt are some of the other tools in our chest. All investors should ask themselves, at what cost do we have prospective reward? Frequently we do not know the cost until it is too late. No one knowingly makes an investment that goes to zero. In the Telecommunications/Technology heyday of the late 90s, Global Crossing seemed a compelling investment to all too many, but that was only the case when viewed in the context of upside with little consideration as to the downside.

     The stock market has returned 11% over the last century. Most of us would be happy with that return but we do not believe that that is attainable for the broad market. Of the 11% return, 4% came from dividends. So the stock market's return, net of dividends was just 7%.(3) Interestingly, that 7% capital appreciation approximates the growth in Gross Domestic Product over that time frame.(4) Ultimately, the stock market should grow no faster than GDP. The stock market would have grown less

----------
(1) Balancing Natural Gas Policy-Fueling the Demands of a Growing Economy. A Report of the National Petroleum Council. September 25, 2003.
(2) Ibid.
(3) Source: Leuthold Group
(4) Source: Bureau of Economic Analysis
than GDP if it had not been for the Price/Earnings multiple expansion over this time frame. This could be explained by the larger, slower growing companies having more of a weight in the stock indexes.

     GDP grew the last 74 years at 6.6%, 30 years at 7.4%, and 10 years at 5.2%. What kind of growth will the next 5 to 10 years bring? Consumers have kept the economy afloat as they have been awash with capital from lower interest rates, relatively easy credit, rising home prices, and federal tax credits. Despite that, America finds itself with household debt at record levels, in excess of 80% of GDP. The consumer engine has been operated to the max and is in danger of overheating. It is now up to Corporate America to start spending.

     In this context, we expect nominal GDP growth of 4% to 6%, that is 2% to 4% real growth with 2% inflation. If the stock market tracks the growth in the economy, we might expect stock market appreciation in the same range, but with total return higher by the 2% dividend yield today, or 6% - 8% total return. If P/E's contract, then the total return will be less and if they expand it will be more. We believe that they will contract, that the economic growth of the next 10 years will not be enough to sustain the current level of P/Es. We also believe that the massive influx of capital in 2002 and 2003, as the Federal Reserve and U.S. Government strived to get the economy moving could create inflationary pressure that will drive interest rates higher. Higher rates lead to lower P/Es, all things being equal. Furthermore, there is little pricing power in Corporate America today, but the cost of doing business inexorably increases. We perceive this will translate into lower margins and lower returns on invested capital and that will also lead to lower P/Es.

     You can take the commentary above and turn it into a simple formula. Plug in your own assumptions, if you do not like ours, to reach your own conclusion.

           Real GDP
         + Inflation
         -------------------------------
         = Nominal
         + Dividend Yield
         -------------------------------
         = Stock Market Return(5)
         +/-P/E Expansion or Contraction
         -------------------------------
         = Total Stock Market Return

     We still believe that we are in a cyclical bull market rally within a secular bear market and that there will be continued market volatility. Volatility will test one's patience and one's staying power. This, we believe, requires that trading plays a greater role. We firmly believe that we will need to take advantage of opportunity with more alacrity than we have had to do in the past. Trading depends more on timing, which is more challenging than just finding cheap stocks. We will not become portfolio managers with high turnover in our investments, just higher than we have been in the past. Crescent has averaged less than 40% turnover over the past five years. We expect that to increase somewhat in the future but we will not become a high churn portfolio.

     A word on stock market valuation..., P/Es are high but even higher if pension-return assumptions were lowered to what we believe is the appropriate level and stock options were expensed. We would prefer to see Corporate America take a more conservative stance in the way they keep their books. Many pundits claim that lowers S&P 500 earnings by more than one-third, which in turn means that the P/E ratio increases in excess of 50%. We have not done the math, but we do not find the stock market cheap, because we are not finding many stocks to buy. The view from 10,000 feet is nice but only marginally helps us frame the work we do down here on the ground as we build your portfolio one security at a time. Our bird's-eye view tells us that the tide will not rise significantly and, more importantly, a rising tide cannot lift a boat that has a huge hole in the bottom.

     In the high-yield and distressed debt market, there has been so much capital deployed that uncovering reasonable investments has become more than challenging. AMG data reports that more than $20-billion flowed into high-yield mutual funds in the first half alone, more than all of 1997 and this does not include money placed into hedge funds. Fears of corporate fraud, a rise in defaults, and a weak economy helped create the wide high-yield bond spreads (vs. U.S. Treasuries) in the summer of 2002. That seems like long ago. We will not reach for yield. A vision of a lush oasis can be easily conjured in the parched land in the arid Sahara. Eating dirt may result from a rush to assuage thirst. We are getting older (and hopefully wiser). Being less invested (i.e., holding more cash) is a by-

----------
(5) Assuming constant P/E
product. We do not feel that high-yield bonds are an accident waiting to happen, just that bond spreads will likely widen either as a result of the realization that credit quality does not justify the current spread or because inflation will pick up causing interest rates to rise.

     We sit here conflicted as we survey the investing landscape. We are pleased with our performance of the last few years but challenged by the few opportunities we see. The stocks we own have, in general, appreciated smartly but so has the rest of the market. Our ability to deploy capital is hindered by what we view to be valuations that are too high, given the level of risk that must be assumed. This applies not only to stocks but high-yield and distressed bonds as well. Between diminished opportunity and cash contributions from new and existing shareholders, short-term investments have increased to 25.3% of the Fund, excluding the amount that is held as collateral for the short positions. Holding cash penalizes performance if the stock market does well; conversely, it benefits returns if the stock market declines. We hold the priority of husbanding cash more dear than the desire to make investments of dubious value. This does not mean that there are not many excellent public companies out there, but it does reflect that we perceive most of them to be fairly valued. An increase in cash in our portfolio is a by-product of our inability to find investments that meet our strict parameters. We see that we are in the minority but are not alone as we observe others who we respect. Warren Buffett is sitting with $24 billion in cash earning just 1%. Like Mr. Buffett, we would rather have a poor return on capital than a loss of capital as we await opportunity. Said another way, sometimes it is more important to be aware of the return OF rather than the return ON capital. Besides, given our relatively low expectation for stock market returns, we do not feel the penalty of holding cash will be onerous should we be wrong in the short-term as we patiently await opportunity.

     We are like farmers who enjoy tilling our land. We enjoy the hard labor of planting seeds, appreciate the magic of their growth and take satisfaction in their harvest. We hope to be planting seeds year-round. Now, with few seeds and infertile soil, we patiently await the next opportunity.

Respectfully submitted,


/s/ Steven Romick

Steven Romick
President
October 23, 2003

                                 PORTFOLIO DATA
                               September 30, 2003

COMPARATIVE STATISTICS

                                                         RUSSELL   S&P    LEHMAN BROS.
RATIOS                                  CRESCENT          2500     500    GOV'T/CREDIT
------                                  --------          ----     ----   ------------
(Weighted Average)
STOCKS
Price/Earnings TTM                          21.1x        26.1x     20.5x
Price/Earnings 2003 est.                    18.9x        23.7x     19.6x
Price/Book                                   1.7x         2.2x      2.9x
Dividend Yield                               0.6%         1.3%      1.8%

BONDS
Duration                                     2.5 years                    5.54 years
Maturity                                     5.1 years                    8.49 years
Yield                                        9.5%                         3.48%

10 LARGEST HOLDINGS

COMMON & PREFERRED STOCKS
Patterson-UTI Energy
Michaels Stores
National-Oilwell
Celanese
Trinity Industries
Charming Shoppes
WFS Financial
ENSCO International

BONDS & NOTES
U.S. Treasury Inflation-Indexed Notes 3.375%, due 1/15/07
PG&E 10.375%, due 11/1/05

The ten largest equity positions represented 28.2% of the Fund as of September 30, 2003.

ASSET COMPOSITION

Common Stocks, Long            47.8%
Preferred Stocks                1.4%
Bonds & Notes                  20.0%
Common Stocks, short           -9.0%
Cash & Other                   39.8%
                              -----
Total                         100.0%

                             HISTORICAL PERFORMANCE

                                                                  BALANCED
                                                                  BENCHMARK            LEHMAN
                                                FPA              60% RUSSELL          BROTHERS
                                             CRESCENT            2500/40% LB           GOV'T/          RUSSELL
TIME PERIOD                                     FUND            GOV'T/CREDIT           CREDIT           2500
-----------                                  ---------          ------------           ------           ----
Period Ended September 30, 2003
Third Quarter                                   4.73%                5.11%              -0.50%           8.75%
Year-to-Date                                   17.37%               18.01%               4.70%          27.15%

Year Ended December 31,
   2002                                         3.71%               -6.63%              11.04%         -17.80%
   2001                                        36.14%                4.83%               8.50%           1.22%
   2000                                         3.59%                7.85%              11.85%           4.27%
   1999                                        -6.28%               13.28%              -2.15%          24.15%
   1998                                         2.79%                4.92%               9.47%           0.38%
   1997                                        21.95%               18.53%               9.76%          24.36%
   1996                                        22.88%               12.59%               2.90%          19.03%
   1995                                        26.04%               26.72%              19.24%          31.70%
   1994                                         4.25%               -1.96%              -3.51%          -1.06%
From Inception 6/2/93*                         13.11%                9.92%              10.93%           7.29%

THE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE PERFORMANCE. AN INVESTMENT IN THE FUND MAY FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ALL RETURNS ASSUME THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. A PORTFOLIO'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

* Returns from inception are annualized. The annualized performance of the Russell 2500 and Lehman Brothers Government/Credit Indexes begins 6/1/93. The total return of the Fund reflects fees waived and expenses assumed by the Adviser. Without such fees waived and expenses assumed, the total return would be lower.

DEFINITION OF THE COMPARATIVE INDICES

BALANCED BENCHMARK is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Brothers Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX is an unmanaged index of investment grade bonds, including U.S. government treasury bonds, corporate bonds and yankee bonds.

RUSSELL 2500 INDEX is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalization.

S&P 500 INDEX is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

                             MAJOR PORTFOLIO CHANGES
                       Six Months Ended September 30, 2003

                                                             SHARES OR
                                                             PRINCIPAL
                                                              AMOUNT
                                                            -----------
NET PURCHASES

COMMON STOCKS
Apria Healthcare Group Inc. (1)                                    36,600 shs.
Brink's Company, The                                               92,500 shs.
Celanese AG                                                        11,400 shs.
ENSCO International Incorporated                                   87,200 shs.
GlobalSantaFe Corp. (1)                                           220,000 shs.
National-Oilwell, Inc.                                            440,000 shs.
Newhall Land and Farming Company, The                              20,000 shs.
Patterson-UTI Energy, Inc.                                        260,000 shs.
Trinity Industries, Inc.                                           74,100 shs.

NON-CONVERTIBLE BONDS & DEBENTURES
Oregon Steel Mills, Inc. --10% 2009 (1)                     $   4,900,000
WestPoint Stevens Inc. (floating rate) --2004 (1)           $   3,952,954

NET SALES

COMMON STOCKS
IHOP Corp.                                                          5,500 shs.
Michaels Stores, Inc.                                               7,500 shs.
National R.V. Holdings, Inc. (2)                                  109,200 shs.
Proxim Corporation (2)                                          1,000,000 shs.
Recoton Corporation (2)                                            33,500 shs.
SanDisk Corporation (2)                                            97,200 shs.

NON-CONVERTIBLE BONDS & DEBENTURES
Advantica Restaurant Group, Inc. --11.25% 2008 (2)          $     626,057
Kmart Corporation --8.8% 2010                               $     192,443

CONVERTIBLE DEBENTURE
Solectron Corporation --0% 2020 (2)                         $     474,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 2003

                                                                  SHARES            VALUE
                                                                ----------      ---------------
COMMON STOCKS

ENERGY -- 13.1%
ENSCO International Incorporated                                   257,200      $     6,898,104
GlobalSantaFe Corp.                                                220,000            5,269,000
National-Oilwell, Inc.*                                            660,000           11,972,400
Patterson-UTI Energy, Inc.*                                        450,000           12,181,500
PG&E Corporation*                                                  130,000            3,107,000
Plains Exploration & Production Co.*                               130,000            1,621,100
Plains Resources, Inc.*                                            130,000            1,618,500
                                                                                ---------------
                                                                                $    42,667,604
                                                                                ---------------
RETAILING -- 12.8%
Big Lots, Inc.*                                                    325,000      $     5,138,250
Charming Shoppes, Inc.*                                          1,656,000            9,455,760
Foot Locker, Inc.                                                  200,000            3,240,000
Michaels Stores, Inc.                                              296,500           12,085,340
Ross Stores, Inc.                                                   70,000            3,245,200
Stage Stores, Inc.*                                                163,000            4,153,240
Zale Corporation*                                                  100,000            4,441,000
                                                                                ---------------
                                                                                $    41,758,790
                                                                                ---------------
INDUSTRIAL PRODUCTS -- 5.1%
Alfa Laval AB*                                                      69,200      $       813,237
Joy Global Inc.*                                                   384,465            6,036,101
Trinity Industries, Inc.                                           374,100            9,670,485
                                                                                ---------------
                                                                                $    16,519,823
                                                                                ---------------
FINANCIAL SERVICES -- 4.9%
Conseco, Inc.*                                                     142,176      $     2,567,699
Interactive Data Corporation*                                      175,000            2,765,000
New York Community Bancorp, Inc.                                   100,000            3,151,000
WFS Financial Inc.*                                                204,400            7,568,932
                                                                                ---------------
                                                                                $    16,052,631
                                                                                ---------------
BASIC MATERIALS -- 3.2%
Celanese AG.                                                       316,400      $    10,450,692
                                                                                ---------------

REAL ESTATE -- 2.0%
Newhall Land and Farming Company, The                               40,000      $     1,580,400
Ventas, Inc.                                                       280,000            4,793,600
                                                                                ---------------
                                                                                $     6,374,000
                                                                                ---------------
COMMUNICATIONS -- 1.9%
Dycom Industries, Inc.*                                            209,600      $     4,273,744
Lightbridge, Inc.*                                                 200,000            1,886,000
                                                                                ---------------
                                                                                $     6,159,744
                                                                                ---------------

                                                              SHARES OR
                                                              PRINCIPAL
                                                                AMOUNT                VALUE
                                                            --------------      ---------------
COMMON STOCKS-CONTINUED

SERVICE -- 1.4%
Brink's Company, The                                               257,500      $     4,470,200
                                                                                ---------------
CONSUMER DURABLE GOODS -- 1.3%
Coachmen Industries, Inc.                                          168,000      $     1,967,280
Hunter Douglas N.V.*                                                51,666            1,804,177
Palm Harbor Homes, Inc.*                                            23,000              393,990
                                                                                ---------------
                                                                                $     4,165,447
                                                                                ---------------
CONSUMER NON-DURABLE GOODS -- 0.8%
Action Performance Companies, Inc.                                 101,600      $     2,483,104
                                                                                ---------------
RESTAURANTS -- 0.5%
IHOP Corp.                                                          47,500      $     1,560,375
                                                                                ---------------

TECHNOLOGY -- 0.5%
Newport Corporation*                                               110,000      $     1,551,000
                                                                                ---------------

HEALTHCARE -- 0.3%
Apria Healthcare Group, Inc.*                                       36,600      $     1,002,108
                                                                                ---------------
TOTAL COMMON STOCKS -- 47.8% (Cost $120,726,393)                                $   155,215,518
                                                                                ---------------
PREFERRED STOCKS -- 1.4%
Crown American Realty Trust 11%                                     45,000      $     2,580,750
Fleetwood Enterprises Capital Trust, Cv                             39,700            2,104,100
                                                                                ---------------
TOTAL PREFERRED STOCK -- 1.4% (Cost $4,102,668)                                 $     4,684,850
                                                                                ---------------
CORPORATE BONDS & DEBENTURES -- 12.7%
California Statewide Communities Development Authority
 Special Facilities-(UAL, Los Angeles) --5.625% 2034        $    2,250,000      $       585,000
CKE Restaurants, Inc. --9.125% 2009                                175,000              175,000
Champion Home Builders Co. --11.25% 2007                         1,000,000            1,030,000
Dynegy-Roseton Danskamme --7.27% 2010                            1,000,000              830,000
Frontier Vision Partners, L.P. --11% 2006                          980,000              940,800
Kmart Corporation --8.8% 2010                                    2,440,799            1,464,479
Northland Cable Television, Inc. --10.25% 2007                   5,575,000            5,407,750
Oregon Steel Mills, Inc. --10% 2009                              4,900,000            4,018,000
PG&E Corporation --10.375% 2005+                                 6,250,000            6,421,875
Qwest Communications International Inc.
 --5.875% 2004                                                   5,280,000            5,227,200
 --6.25% 2005                                                    2,000,000            1,960,000
 --6.625% 2005                                                   2,285,000            2,330,700
 --7.625% 2021                                                   1,700,000            1,445,000
 --7.75% 2006                                                    1,000,000              982,500

                                                              PRINCIPAL
                                                                AMOUNT               VALUE
                                                            --------------      ---------------
CORPORATE BONDS & DEBENTURES -- CONTINUED
Tyco International Ltd.
 --5.875% 2004                                                     820,000              839,475
 --6.375% 2006                                                     780,000              813,150
Western Financial Bank --9.625% 2012                             2,950,000            3,193,375
WestPoint Stevens Inc. (floating rate) --2004+                   3,952,954            3,636,718
                                                                                ---------------
                                                                                $    41,301,022
                                                                                ---------------
U.S GOVERNMENT & AGENCIES -- 5.1%
Federal National Mortgage Association -- 7.5% 2028          $      391,742      $       419,164
U.S. Treasury Inflation-Indexed Notes
 --3.375% 2007                                                   9,865,780           10,849,280
 --3.375% 2012                                                   4,660,380            5,245,114
                                                                                ---------------
                                                                                $    16,513,558
                                                                                ---------------
INTERNATIONAL GOVERNMENT & AGENCIES -- 1.2%
France OATei --3.0% 2012**                                  $    3,097,050      $     3,919,552
                                                                                ---------------
CONVERTIBLE BONDS & DEBENTURES -- 1.0%

CKE Restaurants, Inc. --4.25% 2004                          $    3,250,000      $     3,266,250
Standard Motor Products, Inc. --6.75% 2009                         150,000              133,500
                                                                                ---------------
                                                                                $     3,399,750
                                                                                ---------------

TOTAL BONDS & DEBENTURES -- 20.0% (Cost $56,965,023)                            $    65,133,882
                                                                                ---------------

TOTAL INVESTMENT SECURITIES -- 69.2% (Cost $181,794,084)                        $   225,034,250
                                                                                ---------------

SHORT-TERM INVESTMENTS -- 25.3%
General Electric Company --0.9% 10/01/03                    $   13,662,000      $    13,662,000
AIG Funding, Inc. --1.03% 10/02/03                               5,303,000            5,302,848
Toyota Motor Credit Corporation --1.03% 10/06/03                 8,000,000            7,998,856
Toyota Motor Credit Corporation --1% 10/10/03                    8,000,000            7,998,000
General Electric Capital Services, Inc. --1.04% 10/14/03         7,000,000            6,997,371
AIG Funding, Inc. --1.03% 10/17/03                               9,438,000            9,433,679
Federal Home Loan Mortgage Corporation --1.01% 10/21/03         14,890,000           14,881,645
ChevronTexaco Funding Corporation --1.01% 10/27/03              16,000,000           15,988,329
                                                                                ---------------

TOTAL SHORT-TERM INVESTMENTS (Cost $82,233,432)                                 $    82,262,728
                                                                                ---------------

TOTAL INVESTMENTS -- 94.5% (Cost $264,027,516)                                  $   307,296,978
                                                                                ---------------

                                                                   SHARES            VALUE
                                                                 ---------      ---------------
COMMON STOCKS SOLD -- SHORT
Amazon.com, Inc.*                                                  (50,000)     $    (2,418,000)
AmeriCredit Corp.*                                                (195,000)          (2,008,500)
Capital One Financial Corporation                                  (32,500)          (1,853,800)
Computer Sciences Corporation*                                     (12,000)            (450,840)
Cooper Companies, Inc., The                                        (35,000)          (1,426,250)
Cost Plus, Inc.*                                                   (15,000)            (553,800)
CVS Corporation                                                    (15,000)            (465,900)
Danaher Corporation                                                 (9,000)            (664,740)
Deluxe Corporation                                                 (29,500)          (1,184,130)
Dow Chemical Company, The                                          (20,000)            (650,800)
Greater Bay Bancorp                                                (20,000)            (416,000)
Harley-Davidson, Inc.                                              (15,000)            (723,000)
Hollywood Entertainment Corporation*                               (26,000)            (442,000)
IDEXX Laboratories, Inc.*                                          (13,000)            (552,370)
International Business Machines Corporation                        (10,500)            (927,465)
Iron Mountain Incorporated*                                        (20,000)            (718,000)
J.P. Morgan Chase & Co                                             (16,000)            (549,280)
Kellwood Company                                                   (30,000)          (1,003,500)
Linens 'n Things, Inc.*                                            (57,000)          (1,355,460)
Manulife Financial Corporation                                     (22,000)            (635,800)
MGIC Investment Corporation                                         (9,500)            (494,665)
Movie Gallery, Inc.*                                               (47,000)            (923,550)
Nabors Industries, Ltd.*                                           (31,000)          (1,155,060)
NDCHealth Corporation                                              (36,000)            (754,200)
Stanley Works, The                                                 (27,000)            (797,040)
Total Systems Services, Inc.                                       (26,500)            (698,275)
UCBH Holdings, Inc.                                                (32,000)            (967,360)
Varco International, Inc.*                                        (105,000)          (1,775,550)
West Marine, Inc.*                                                 (60,000)          (1,143,000)
Whirlpool Corporation                                              (17,000)          (1,152,090)
Winn-Dixie Stores, Inc.                                            (45,000)            (434,250)
                                                                                ---------------
TOTAL COMMON STOCKS-SHORT --(9.0)%
 (Proceeds $25,801,931)                                                         $   (29,294,675)
                                                                                ---------------
Other assets and liabilities, net --14.5%                                       $    47,073,116
                                                                                ---------------
TOTAL NET ASSETS -- 100%                                                        $   325,075,419
                                                                                ===============

*   Non-income producing security

+ Restricted securities. The PG&E 10.375% bond due 2005 was purchased pursuant to Rule 144A of the Securities Act of 1933, which generally may only be sold to certain institutional investors prior to registration. The Westpoint Stevens note due 2004 is a private placement, the sale of which is restricted. These restricted securities constituted 3.1% of total assets at September 30, 2003.

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2003

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $181,794,084)                                $    225,034,250
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less)                                     82,262,728    $    307,296,978
                                                                    ----------------
  Cash                                                                                               979
  Deposits for securities sold short                                                          48,008,800
  Receivable for:
    Capital Stock sold                                              $      2,410,672
    Dividends and accrued interest                                           998,162
    Investment securities sold                                               330,693           3,739,527
                                                                    ----------------    ----------------
                                                                                        $    359,046,284

LIABILITIES
  Payable for:
    Securities sold short, at value (proceeds $25,801,931)          $     29,294,675
    Investment securities purchased                                        3,802,160
    Capital Stock repurchased                                                517,584
    Advisory fees and financial services                                     291,516
    Accrued expenses                                                          56,515
    Dividends on securities sold short                                         8,415          33,970,865
                                                                    ----------------    ----------------
NET ASSETS                                                                              $    325,075,419
                                                                                        ================
SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- no par value; unlimited authorized shares;
    15,971,946 outstanding shares                                                       $    286,579,638
  Accumulated net realized loss on investments                                                (1,489,170)
  Undistributed net investment income                                                            237,529
  Unrealized appreciation of investments                                                      39,747,422
                                                                                        ----------------
  Net assets at September 30, 2003                                                      $    325,075,419
                                                                                        ================

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
  PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)                                           $          20.35
                                                                                        ================

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                   For the Six Months Ended September 30, 2003

INVESTMENT INCOME
  Interest                                                                              $      2,517,622
  Dividends                                                                                      737,183
                                                                                        ----------------
                                                                                        $      3,254,805

EXPENSES
  Advisory fees                                                     $      1,236,850
  Transfer agent fees and expenses                                           212,057
  Financial services                                                         123,685
  Short sale dividend expense                                                123,144
  Reports to shareholders                                                     47,052
  Registration fees                                                           25,061
  Trustees' fees and expenses                                                 20,050
  Custodian fees and expenses                                                 18,460
  Audit fees                                                                  17,625
  Legal fees                                                                  12,503
  Other expenses                                                               6,361           1,842,848
                                                                    ----------------    ----------------
        Net investment income                                                           $      1,411,957
                                                                                        ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

Net realized loss on investments:
  Net realized loss on sale of investment securities                $       (287,118)
  Net realized loss on sale of investment securities -- short               (259,344)
                                                                    ----------------
        Net realized loss on investments                                                $       (546,462)

Change in unrealized appreciation of investments:

  Investment securities                                             $     43,570,248
  Investment securities -- short                                          (4,810,318)
  Written options                                                            (50,925)
                                                                    ----------------
    Change in unrealized appreciation of investments                                          38,709,005
                                                                                        ----------------

        Net realized and unrealized gain on investments                                 $     38,162,543
                                                                                        ----------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                       $     39,574,500
                                                                                        ================

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       SIX MONTHS ENDED                        YEAR ENDED
                                                      SEPTEMBER 30, 2003                     MARCH 31, 2003
                                              ----------------------------------    ----------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                       $     1,411,957                       $     4,365,264
  Net realized gain (loss) on investments                               (546,462)                            6,722,889
  Change in unrealized appreciation
    of investments                                 38,709,005                           (25,587,024)
                                              ---------------                       ---------------
Increase (decrease) in net assets
  resulting from operations                                      $    39,574,500                       $   (14,498,871)
Distributions to shareholders from
  net investment income                                                 (857,360)                           (5,366,717)

Capital Stock transactions:
  Proceeds from Capital Stock sold            $   133,266,880                       $   156,296,488
  Proceeds from shares issued
    to shareholders upon reinvestment
    of dividends and distributions                    767,836                             4,893,630
  Cost of Capital Stock repurchased               (26,072,770)       107,961,946       (238,273,556)       (77,083,438)
                                              ---------------    ---------------    ---------------    ---------------
Total increase (decrease) in net assets                          $   146,679,086                       $   (96,949,026)

NET ASSETS
Beginning of period, including
  undistributed net investment
  income of $684,385 at March 31, 2002                               178,396,333                           275,345,359
                                                                 ---------------                       ---------------
End of period, including
  undistributed net investment
  income of $237,529 at September 30, 2003                       $   325,075,419                       $   178,396,333
                                                                 ===============                       ===============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                           6,795,465                             8,870,372
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions                                                       39,477                               277,313
Shares of Capital Stock repurchased                                   (1,352,398)                          (13,697,551)
                                                                 ---------------                       ---------------
Increase (decrease) in Capital
  Stock outstanding                                                    5,482,544                            (4,549,866)
                                                                 ===============                       ===============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                              SIX
                                             MONTHS
                                             ENDED
                                            SEPTEMBER                               YEAR ENDED MARCH 31,
                                               30,        -----------------------------------------------------------------------
                                              2003            2003           2002           2001           2000          1999
                                           -----------    -----------    -----------    -----------    -----------    -----------
Per share operating performance:
Net asset value at beginning of period     $     17.01    $     18.31    $     13.87    $     12.51    $     14.67    $     16.23
                                           -----------    -----------    -----------    -----------    -----------    -----------
Income from investment operations:
  Net investment income                    $      0.11    $      0.35    $      0.25    $      0.49    $      0.32    $      0.56
  Net realized and unrealized gain (loss)
   on investment securities                       3.30          (1.22)          4.44           1.43          (1.49)         (1.32)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total from investment operations           $      3.41    $     (0.87)   $      4.69    $      1.92    $     (1.17)   $     (0.76)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Less distributions:
  Dividends from net investment income     $     (0.07)   $     (0.43)   $     (0.25)   $     (0.56)   $     (0.35)   $     (0.51)
  Distributions from net realized
   capital gains                                    --             --             --             --          (0.64)         (0.29)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Total distributions                      $     (0.07)   $     (0.43)   $     (0.25)   $     (0.56)   $     (0.99)   $     (0.80)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Net asset value at end of period           $     20.35    $     17.01    $     18.31    $     13.87    $     12.51    $     14.67
                                           ===========    ===========    ===========    ===========    ===========    ===========

Total investment return*                         20.07%         (4.82)%        34.03%         16.02%         (8.54)%        (4.71)%

Ratios/supplemental data:
Net assets at end of period (in $000's)        325,075        178,396        275,345         45,050         55,096        173,613
Ratio of expenses to average net assets           1.33%+         1.54%          1.50%          1.87%          1.49%          1.42%
Ratio of net investment income to
 average net assets                               1.09%+         2.06%          1.73%          2.79%          2.26%          3.67%
Portfolio turnover rate                              8%+           39%            34%            37%            10%            36%

* Return is based on net asset value per share, adjusted for reinvestment of distributions. The return for the six months ended September 30, 2003 is not annualized.
+ Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2003

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The FPA Funds Trust (formerly the UAM Funds Trust) is registered under the Investment Company Act of 1940, as amended. FPA Crescent Fund (the "Fund") is an open-end, diversified, management investment company. At September 30, 2003, the FPA Funds Trust was comprised of only the Fund. The Fund's investment objective is to provide a total return consistent with reasonable risk through combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

         Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgement of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

B.   Federal Income Tax

         No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

         The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

     Cost of purchases and cost of sales of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less) aggregated $37,437,854 and $7,550,077, respectively, for the six months ended September 30, 2003. Realized gains or losses are based on the specific-certificate identification method. The cost of investment securities (excluding securities sold short) held at September 30, 2003 for federal tax purposes was $181,794,084. Gross unrealized appreciation and depreciation for all investment securities (excluding securities sold short) at September 30, 2003 for federal income tax purposes was $47,601,852 and $4,361,686, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fee for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely.

     For the six months ended September 30, 2003, the Fund paid aggregate fees of $20,000 (excludes expenses) to all Trustees who are not affiliated persons of the Adviser.

NOTE 4 -- SECURITIES SOLD SHORT AND OPTIONS

     The Fund maintains cash deposits in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. The dividends on securities sold short are reflected as short sale dividend expense.

     During the six months ended September 30, 2003, the Fund participated in writing covered call options. The Fund's option activity is as follows:

                                           CONTRACTS     PREMIUMS
                                           ---------   ------------
Options outstanding at 3/31/03                   271   $     64,475
Options expired during the period               (271)       (64,475)
Options outstanding at 9/30/03                    --             --

NOTE 5 -- DISTRIBUTOR

     FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received no fees for distribution services during the period. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                         TRUSTEE AND OFFICER INFORMATION

                                 POSITION(S)                                           PORTFOLIOS IN
                                 WITH TRUST/          PRINCIPAL OCCUPATION(S)          FUND COMPLEX
     NAME, AGE & ADDRESS        YEARS SERVED          DURING THE PAST 5 YEARS            OVERSEEN           OTHER DIRECTORSHIPS
-----------------------------  ---------------  -----------------------------------  -----------------  ---------------------------
Willard H. Altman, Jr. - (68)  Trustee+         Retired. Formerly, until 1995,               6
11400 W. Olympic Blvd., #1200  Years Served: 1  Partner of Ernst & Young LLP, a
Los Angeles, CA 90064                           public accounting firm.

Alfred E. Osborne, Jr. - (58)  Trustee+         Senior Associate Dean at The                 3          Investment Company
11400 W. Olympic Blvd., #1200  Years Served: 1  John E. Anderson Graduate School of                     Institute, K2 Inc.,
Los Angeles, CA 90064                           Management at UCLA.                                     Nordstrom, Inc., E*
                                                                                                        Capital Corporation,
                                                                                                        Equity Marketing Inc.,
                                                                                                        and WM Group of
                                                                                                        Funds.

A. Robert Pisano - (60)        Trustee+         National Executive Director and              3          Coppola Group, State Net,
11400 W. Olympic Blvd., #1200  Years Served: 1  Chief Executive Officer of the                          NetFlix.com, Resources
Los Angeles, CA 90064                           Screen Actors Guild. Formerly,                          Connection and The Motion
                                                until 1999, Vice Chairman and                           Picture and Television
                                                Director of Metro-Goldwyn-Mayer,                        Fund.
                                                Inc.

Lawrence J. Sheehan - (71)     Trustee+         Of counsel to, and partner (1969             5
11400 W. Olympic Blvd., #1200  Years Served: 1  to 1994) of, the law firm of
Los Angeles, CA 90064                           O'Melveny & Myers LLP, legal
                                                counsel to the Fund.

Steven Romick - (40)           Trustee,+        Senior Vice President of the                 1
11400 W. Olympic Blvd., #1200  President &      Adviser.
Los Angeles, CA 90064          Chief
                               Investment
                               Officer
                               Years Served: 1

Eric S. Ende - (59)            Vice President   Senior Vice President of the                 3
11400 W. Olympic Blvd., #1200  Years Served: 1  Adviser.
Los Angeles, CA 90064

J. Richard Atwood - (43)       Treasurer        Principal and Chief Operating                           First Pacific Advisors,
11400 W. Olympic Blvd., #1200  Years Served: 1  Officer of the Adviser. President                       Inc. and FPA Fund
Los Angeles, CA 90064                           and Chief Executive Officer of FPA                      Distributors, Inc.
                                                Fund Distributors, Inc.

Sherry Sasaki - (48)           Secretary        Assistant Vice President and
11400 W. Olympic Blvd., #1200  Years Served: 1  Secretary of the Adviser and
Los Angeles, CA 90064                           Secretary of FPA Fund Distributors,
                                                Inc.

Christopher H. Thomas - (46)   Assistant        Vice President and Controller of                        FPA Fund Distributors, Inc.
11400 W. Olympic Blvd., #1200  Treasurer        the Adviser and of FPA Fund
Los Angeles, CA 90064          Years Served: 1  Distributors, Inc.

+  Trustees serve until their resignation, removal or retirement.

                                FPA CRESCENT FUND

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115
(800) 638-3060
(617) 483-5000


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Los Angeles, California


This report has been prepared for the information of shareholders of FPA Crescent Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

Item 2. Code of Ethics. N/A. Item is only applicable for annual reports for the year ending on or after July 15, 2003.

Item 3. Audit Committee Financial Experts. N/A. Item is only applicable for annual reports for the year ending on or after July 15, 2003.

Item 4. Principal Accountant Fees and Services. N/A. Item is only applicable for annual reports for the year ending on or after December 15, 2003.

Item 5. Audit Committee of Listed Registrants. N/A. Item is only applicable for annual reports for the year ending on or after January 15, 2004.

Item 6.   Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A.

Item 8.   Reserved.

Item 9.   Controls and Procedures.

(a) The principal executive officer and principal financial officer of FPA Funds Trust's FPA Crescent Fund ("Fund") have concluded that the Fund's Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Fund's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.  Exhibits.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable.

(b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2 under the Investment Company Act of 1940. Attached hereto.

                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA FUNDS TRUST'S FPA CRESCENT FUND


By: /s/ STEVEN T. ROMICK
    -------------------------------
    Steven T. Romick, President

Date: December 5, 2003


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA FUNDS TRUST'S FPA CRESCENT


By: /s/ J. RICHARD ATWOOD
    -------------------------------
    J. Richard Atwood, Treasurer

Date: December 5, 2003